Greenidge Generation Announces Fourth Quarter Results Will Meet or Exceed Preliminary Results

Company Reschedules Fourth Quarter and Full-Year 2023 Earnings Release and Conference Call

Dresden, NY – March 27, 2024 – Greenidge Generation Holdings Inc. (NASDAQ: GREE) (“Greenidge”), a vertically integrated cryptocurrency datacenter and power generation company, today announced that its financial results for the fourth quarter of 2023 will meet or exceed the preliminary results that Greenidge previously announced on February 1, 2024.

Greenidge also announced that it has postponed the release of its financial results and conference call for the fourth quarter and full-year 2023, which were previously scheduled for March 27, 2024, to April 9, 2024. Greenidge requires additional time to complete its annual audit procedures and file its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, to reflect certain revisions to its accounting policies.

About Greenidge Generation Holdings Inc.
Greenidge Generation Holdings Inc. (NASDAQ: GREE) is a vertically integrated power generation company, focusing on cryptocurrency mining, infrastructure development, engineering, procurement, construction management, operations and maintenance of sites.

Forward-Looking Statements
This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report

on Form 10-K for the year ended December 31, 2022 and Quarterly Reports on Form 10-Q for the periods ended March 31, 2023, June 30, 2023 and September 30, 2023, and other documents filed by the Company from time to time with the Securities and Exchange Commission, as well as statements about or relating to or otherwise affected by the completion of management’s final review of the financial results and Greenidge’s other closing procedures. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

Use of Non-GAAP Information

To provide investors and others with additional information regarding Greenidge’s financial results, Greenidge has disclosed in this press release the non-GAAP operating performance measures of Adjusted EBITDA. Adjusted EBITDA is defined as earnings before interest, taxes and depreciation and amortization, which is then adjusted for stock-based compensation and other special items determined by management, including, but not limited to, business expansion costs, impairments of long-lived assets, gains or losses from the sales of long-lived assets, remeasurement of environmental liabilities, restructuring and loss on extinguishment of debt. These non-GAAP financial measures are a supplement to and not a substitute for or superior to, Greenidge’s results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by Greenidge may be different from non-GAAP financial measures presented by other companies. Specifically, Greenidge believes the non-GAAP information provides useful measures to investors regarding Greenidge’s financial performance by excluding certain costs and expenses that Greenidge believes are not indicative of its core operating results. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. Greenidge compensates for these limitations by relying primarily on its GAAP results and using EBITDA and Adjusted EBITDA on a supplemental basis.

Contacts
Investors
Nick Ratti
315-536-2359
nratti@greenidge.com
investorrelations@greenidge.com

Media
Longacre Square Partners

Charlotte Kiaie / Kate Sylvester
646-386-0091
greenidge@longacresquare.com